The Lord Abbett Family of Funds

Supplement dated May 1, 2018

to the Statements of Additional Information

This supplement supersedes and replaces the corresponding statement of additional information (“SAI”) supplement dated April 26, 2018. You should read this supplement in conjunction with your Fund’s SAI.

Franklin W. Hobbs, a member of each Fund’s Board of Directors/Trustees (the “Board”), has retired from the Board effective April 23, 2018. References throughout the Funds’ SAI are amended to reflect this change in Board composition.

Please retain this document for your future reference.